Exhibit 99.1

InfuSystem Holdings, Inc.
Shareholder Presentation
As of May 19, 2014 Eric K. Steen, CEO
InfuSystem
INFUSION MADE EASY SM

Safe Harbor Statement
Certain statements contained in this release are forward-looking statements and are based on future expectations, plans and prospects for InfuSystem Holdings, Inc.‘s (“InfuSystem”, “INFU”, “the Company”, “We”) business and operations that involve a number of risks and uncertainties. InfuSystem’s outlook for 2014 and other forward-looking statements in this release are made as of May 19, 2014, and the Company disclaims any duty to supplement, update or revise such statements on a going-forward basis, whether as a result of subsequent developments, changed expectations or otherwise. In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, the Company is identifying certain factors that could cause actual results to differ, perhaps materially, from those indicated by these forward-looking statements. Those factors, risks and uncertainties include, but are not limited to, potential changes in overall healthcare reimbursement – including CMS competitive bidding, sequestration, concentration of customers, increased focus on early detection of cancer, competitive treatments, dependency on Medicare Supplier Number, availability of chemotherapy drugs, global financial conditions, changes and enforcement of state and federal laws, natural forces, competition, dependency on suppliers, risks in acquisitions & joint ventures, US Healthcare Reform, relationships with healthcare professionals and organizations, technological changes related to infusion therapy, dependency on websites and intellectual property, the ability of the Company to successfully integrate acquired businesses, dependency on key personnel, dependency on banking relations and covenants, and other risks associated with our common stock, as well as any other litigation to which the Company may be subject from time to time; and other risk factors as discussed in the Company’s annual report on Form 10-K for the year ended December 31, 2013 and in other filings made by the Company from time to time with the Securities and Exchange Commission.
InfuSystem
INFUSION MADE EASY SM

InfuSystem at a Glance
Company Overview
Innovative provider and supplier of infusion services
Market leader in oncology home infusion with 40,000 patients a year – 25 Year business model
World-class pump rentals and service to providers, manufacturers, and other rental companies(1) in the US and Canada
41,000 InfuSystem pump fleet generating revenue from both payors and providers
FY2013 Financials
Revenues $62.3M (Up 6%)
AEBITDA $16.0M (Up 9%)
Market Cap $62.5M @ $2.85 (as of 3/11/14)
(1) Free Cash Flow = Adjusted EBITDA less CapEx and Purchases of Medical Equipment
InfuSystem
INFUSION MADE EASY SM

Full Line Multi-Therapy & Multi-Point Offering
InfuSystem
INFUSION MADE EASY SM
Partners
Provider
Patient
Payor
Device & Pharma Manufacturer, Distributor, GPO, ACO
InfuSystem
INFUSION MADE EASY SM

Positioned For Growth
Market Trends
InfuSystem is uniquely positioned to take advantage of market trends
Leadership
Leadership can now focus on running a business for first time in over a year
Strategy
Transformational strategy is developed and being implemented
InfuSystem
INFUSION MADE EASY SM

InfuSystem Niche - Extension of Clinic to Home
CURLIN MEDICAL
CON
Amt TBI: 250 mL
L PRES: 50 mmHg
TOT VOL: 0.2 mL
REMAIN: 249.8 mL
ON/OFF
RUN
STANDBY
ALARM
HELP
OPTIONS
RUN
PAUSE
Ambulatory Home Infusion
25-year old business model in DME billing
At home, at work, at play, all while receiving the drug
High satisfaction scores
24/7 on-call oncology nurses
Proven outcomes with continuous home infusion
Oncology, Post Surgical Pain, Special Disease States
TPP Payor Contracts
Bills patient insurance
250+ Commercial and Government Payor Contracts
Commercial Payors reimburse more therapies than CMS
Awarded contracts in all 9 MSAs (1 of 3 National Vendors)
Average cuts of ~21% for our category, per CMS ($250,000 per yr)
InfuSystem
INFUSION MADE EASY SM

US Population Growing... Aging
Population Stats
At-risk lifestyles persist (red, processed meats)
Growth in all types of cancers
Cancers
1,650,000 new cancer cases in 2013
Can be treated effectively by continuous infusion
Colo-rectal
3rd most common in US and Worldwide
9% of all new cases
145,000 new cases per year
U.S. Population
316,518,804
InfuSystem
INFUSION MADE EASY SM

TPP Pump Return on Investment
Average Cost ~$1,500/pump
Pump Lifespan 15 years
Average Monthly Revenue ~$300/pump
Lifetime
Revenue/Pump Approx. ~$20,000+
InfuSystem
INFUSION MADE EASY SM

Increasing Therapy Offerings to Payors
Payor
Special Disease States
Surgery Infectious
Disease
Oncology
InfuSystem
INFUSION MADE EASY SM

Rentals, Sales & Service to Providers
Pump Rentals, Sales and Asset Management
Pump Experts
Direct sales, rental, and lease of device and supplies in US and Canada
Pump Broker Expertise – ability to acquire and dispose of CAP EX in cost effective way
Asset management, rental and lease
Preventative Maint.
Annual Pump Recertification
Preventative Maintenance
Warranty
Repair
World-Class ISO Certified service facilities
Regional Distribution
West, South, East & Canada
28 Certified Technicians
InfuSystem
INFUSION MADE EASY SM

Offering Infusion to All Points of Care
Provider
Oncology
Acute Care
Emergency Services
Long Term Care
Home Infusion
InfuSystem
INFUSION MADE EASY SM

Continued Revenue Diversification
2009 Revenues $39M
1% 1% 2%
26%
70%
Rentals - Colorectal Cancer
Rentals - Infectious Disease
Rentals - Hospitals/Home Care Sales - DP
2013 Revenues $62M
11%
4%
12%
54%
25%
Rentals - Other Cancers
Rentals - Pain Management
Rentals - Service & Repair

Connectivity through EMR , Web Portal and System Interface

Connectivity through EMR , Web Portal and System Interface
Electronic Data Exchange
InfuSystem
INFUSION MADE EASY SM
Interface Effects
Customer investment in interface makes for sticky relationships.
Ties customer to InfuSystem.
InfuSystem
INFUSION MADE EASY SM

For Faster Turnaround and Improved Utilization
Toronto Canada Service Center
Madison Heights Service Center
Los Angeles Area Service Center
Kansas City Service Center
Future New Jersey Service Center
Future Atlanta Service Center
Houston Service Center
InfuSystem Distribution
High-density Metro Markets
Reduced cost of air shipments
Improved utilization of pumps
Increased market share of same-day rental market
InfuSystem
INFUSION MADE EASY SM

Where Does This Get INFU In Three Years ?
Aging Population and Cancer Growth
More Patients Home IV , Commercial Pay Recognizing Value, CMS Competitive Bidding
Peripheral Nerve Block and Smart Pump Growth
Revenue Growth in High Single Digits Through 2015
InfuSystem
INFUSION MADE EASY SM

Financial Review
InfuSystem
INFUSION MADE EASY SM

Financial Overview
Revenues
$70m $60m $50m $40m $30m
Revenues Growing
$38,964 FY2009
$47,229 FY2010
$54,637 FY2011
$58,828 FY2012
$62,280 FY2013
Adjusted EBITDA
$18m $14m $10m $6m
AEBITDA Growing
$10,256 FY2011
$13,126 FY2012
$15,962 FY2013
Free Cash Flow (1)
$16m $12m $8m $4m
FCF Growing
$5,754 FY2011
$10,568 FY2012
$11,839 FY2013
Unrestricted Liquidity
$8m $6m $4m $2m $0m
$2,931 1Q 2012
$2,226 2Q 2012
$2,935 3Q 2012
Liquidity Improved
$2,935 3Q 2012
$7,211 4Q 2012
$6,249 1Q 2013
$5,537 2Q 2013
$5,955 3Q 2013
$6,591 4Q 2013
$6,681 1Q 2014
(1) Free Cash Flow = Adjusted EBITDA less CapEx and Purchases of Medical Equipment
InfuSystem
INFUSION MADE EASY SM

Uses of Free Cash Flow
Total Debt
Debt Declining
$35m $30m $25m $20m
$24,141 FY2009
$32,197 FY2010
$29,127 FY2011
$31,268 FY2012
$28,466 1Q 2013
$28,328 2Q 2013
$27,619 3Q 2013
$26,727 4Q 2013
$27,169 1Q 2014
PP&E and Medical Equipment in Service (at cost)
$40m $38m $36m $34m $32m $30m
Rental Fleet Increasing
$31,734 FY2011
$34,193 FY2012
$35,026 Q1 2013
$35,474 Q2 2013
$37,040 Q3 2013
$37,229 Q4 2014
$38,543 Q1 2014
Every $1.00 invested in the rental fleet returns ~$1.50 in revenue every year for the life of the pump
InfuSystem
INFUSION MADE EASY SM

Quarterly Financial History
Revenue
$20m $18m $16m $14m $12m $10m $8m $6m $4m $2m $0m
14.3 1Q
14.1 2Q
14.2 3Q
16.2 4Q
14.7 1Q
14.7 2Q
15.5 3Q
17.2 4Q
17.2 1Q
FY14 FY 2012 FY 2013
ACTUAL
Q1-14
17% incr over Q1-13
Rentals up 10% over Q1-13
Sales up 90%!
$6m $5m $4m $3m $2m $1m $0m
3.4 1Q
3.6 2Q
3.6 3Q
4.2 4Q
3.7 1Q
3.3 2Q
4.3 3Q
4.7 4Q
3.3 1Q
FY 2012 FY 2013 FY14
ACTUAL
Q1-14
($0.2M) in severance
($0.2M) incr in IT and new product services
Q1-13 incl $0.3M in one-time ins. reimb.
Net Income
$1.5m $1.0m $0.5m $0.0m -$0.5m -$1.0m -$1.5m
1Q (0.9)
2Q (0.8)
0.0 3Q
0.2 4Q
0.1 1Q
0.1 2Q
0.6 3Q
0.9 4Q
0.6 1Q
FY 2012 FY 2013 FY14
ACTUAL
Q1-14
($0.2M) in severance
$0.5M in deprec change
($0.2M) incr in IT and new product services
Q1-13 incl $0.3M in one-time ins. reimb.
6.0¢ 4.0¢ 2.0¢ (2.0)¢ (4.0)¢ (6.0)¢
1Q (4.3)¢
2Q (3.9)¢
0¢ 3Q
1¢ 4Q
0¢ 1Q
0¢ 2Q
3¢ 3Q
4¢ 4Q
3¢ 1Q
FY 2012 FY 2013 FY 2014
ACTUAL
Q1-14
10K -13 Seasonality Updated – second half of year usually is more profitable than first half

Ambulatory Pump Rental Fleet
With over 26,000+ pumps in TPP Rental Fleet, InfuSystem maintains the largest fleet of ambulatory infusion pumps in the industry
DPP Rental Fleet has over 20,000 pumps
The Company has a complete inventory of virtually every model pump from every leading manufacturer, allowing InfuSystem to provide the right pump for any patient’s prescribed protocol
Purchases of pumps have a high return on investment and an useful life of 10-15 years
Annual Rental Revenue per $1 Rental Fleet Cost (“Revenue Ratio”)
YE 2013 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014
Rental Revenue ($K) $ 55,962 $ 13,445 $ 13,618 $ 14,493 $ 14,406 $ 14,850
Medical Equipment in Service - Cost ($K) $ 37,229 $ 35,026 $ 35,474 $ 37,040 $ 37,229 $ 38,543
Rental Revenue Per Dollar of Rental Revenue $ 1.50 $ 1.54 $ 1.54 $ 1.57 $ 1.55 $ 1.54
InfuSystem
INFUSION MADE EASY SM

Take Away
InfuSystem
INFUSION MADE EASY SM

Positioned For Growth
Market Trends
InfuSystem is uniquely positioned to take advantage of market trends
Leadership
Leadership can now focus on running a business for first time in over a year
Strategy
Transformational strategy is developed and being implemented
InfuSystem
INFUSION MADE EASY SM

Thank You for Your Interest!
IR Contact Info:
The Dilenschneider Group
212-922-0900
Rob Swadosh, rswadosh@dgi-nyc.com
Patrick Malone, pmalone@dgi-nyc.com
InfuSystem
INFUSION MADE EASY SM

Appendix: INFU Overview
InfuSystem
INFUSION MADE EASY SM

Compelling Value Proposition
Complementary core competencies allow InfuSystem to offer superior selection, flexibility, pricing and services
One-Stop Shopping Solution
One-stop shopping solution for ambulatory large volume pump and other movable medical devices
Sales
Rentals
Supplies
Service
Financing
Pre-Owned Equipment Expertise
Unique ability to source and deploy pre-owned movable medical equipment
Consistent, fair and knowledgeable market maker for pre-owned pump disposals
Market knowledge results in attractive equipment acquisition costs
“ONE-STOP SHOP”
CONVENIENCE & FLEXIBILITY
PRE-OWNED EQUIPMENT EXPERTISE
SERVICE & REPAIRS
Convenience & Flexibility
Convenience and flexibility of rentals and financing minimize customer capital outlays
Rental and financing eliminates the need for in-house maintenance/service
Option to own, rent or finance – designed to fit customers’ operating and financial parameters
Shorter and longer-term financing options
In-House Service & Repairs
World-class biomedical repair and service for pumps, defibrillators and most other general medical equipment
Allows InfuSystem to purchase, clean, repair and certify any used medical equipment the Company buys for subsequent sale, rental or financing to customers

Payor & Customer Mix
InfuSystem has strong relationships with the largest third-party payors and the leading cancer institutions
High diversification of providers and payors
No single healthcare provider represents more than 7% of Third-Party Payor revenues
Strong payor mix among Medicare, other commercial insurers, Blue Cross/Blue Shield, and Medicaid
Approximately 6% of revenues received directly from patients through co-pays or otherwise
Broad coverage further diversifies revenue streams
Revenue by Payor (FY2013)
Commercial 39%
Medicare and Medicaid 38%
BCBS 17%
Patient 6%
CMS: Centers for Medicare and Medicaid Services
Leading Cancer Institution Customers
9 of 10 of the Top Ten Cancer Treatment Centers
InfuSystem
INFUSION MADE EASY SM

Competitive Landscape
InfuSystem measures its market share not in terms of the number of practices, but the pool of addressable patients
The breakdown of the Company’s current market share shows that despite being the predominant national player in continuous infusion, there is ample room for organic growth
The Company competes for market share in all but the Captive Health Plans which represent health plans in which all services are rendered by one common payor/provider (e.g., Kaiser Permanente)
Source: American Cancer Society; CMS, National Comprehensive Cancer Network, National Home Infusion Association
Market Share for Oncology Continuous Infusion
Approachable Market
InfuSystem
32%
Home Infusion Providers
32%
Facility Owned Pumps
11%
Competitor DME Providers
10%
Captive Health Plan 14%
Disposable Pumps
1%
InfuSystem
INFUSION MADE EASY SM

Direct Payor Business Model

- InfuSystem's Direct Payor business is focused primarily on the sale, rental, financing and accompanying service of movable medical equipment to hospitals and alternate care sites who pay InfuSystem directly – no third-party reimbursement
- Founded in 1998 and headquartered in Olathe, KS with distribution/service centers in Santa Fe Springs, CA and Mississauga, Ontario
- InfuSystem services – ISO 9001 - and repairs movable medical equipment
- Leading provider to alternate site healthcare facilities and hospitals in the United States and Canada
    - Home infusion providers, long-term care, physician clinics, research facilities, etc.
- Transacts directly with healthcare providers – no third-party reimbursement revenue

Products	Service & Repair

Products






InfuSystem sells, rents and finances a wide variety of new and used large volume and ambulatory pumps

- Infusion pumps
- Enteral pumps
- Syringe pumps
- Ambulatory pumps

Service & Repair





InfuSystem services and repairs both its own fleet of pumps and many types of other movable medical

- Large volume pumps
- Ambulatory pumps
- Fluid collection
- Medical equipment

InfuSystem®
INFUSION MADE EASY™

Direct Payor Offerings
Leading Provider of New and Pre-Owned Pumps
InfuSystem offers new pumps from top brands
Broker-dealer trading desk
In addition, over 70 models and versions of pre-owned pumps are offered
Pre-owned pumps are re-built and certified by in-house biomedical technicians to be patient ready
Warranty offered on pre-owned pumps
A variety of financing options to fit customers’ operating, budgeting and financing parameters
Nationwide, industry-leading ISO 9001 service programs
Launching branch service center in Houston
Pre-Owned & New Pumps from Top Manufacturers
ALARIS MEDICAL SYSTEMS
B BRAUN SHARING EXPERTISE
Baxter
CMO CRO
CME Caesarea Medical Electronics
EXCELSIOR MEDICAL
Hospira
KENDALL HEALTHCARE PRODUCTS COMPANY
MC MarCal Medical, Inc.
Medis
MOOG
ROSS
Sigma REDEFINING SMART
Smiths Medical
ZEVEX
Full Spectrum of Ownership Options for Customers
Rental
Renting new or pre-owned equipment
Rent pumps by the day, week or month to match swings in patient count
Free shipping on all rentals
Sales
Industry leader in sales of pre-owned equipment, creating significant savings
Competitive pricing on new equipment
Option to sell back pre-owned pumps
Leasing plans offered
Asset Management
ISO 9001 Service offered
Service plans offered
Local service expansion
2 existing; 1 planned
Coordinate with TPP
Loaner pumps available

Medical Equipment Service & Repair
In addition to supporting and repairing InfuSystem’s in-house fleet, the Company certifies, recalibrates, repairs and services a variety of infusion pumps
Pumps require scheduled maintenance and calibration in accordance with manufacturer’s specifications and regulatory guidelines
Service and repair capabilities on high demand services reaching end of life that are no longer supported by manufacturers
ISO certification and an established quality system strengthens relationships with major customers
Provides InfuSystem an opportunity to establish a business relationship with customers that acquired pumps through other sources
Continuing and increased need for compliance with current as well as anticipated regulations
28 highly qualified service technicians
5 major manufacturer relationships:
B BRAUN SHARING EXPERTISE
CME America
smiths medical
MOOG
Walkmed Infusion
3 service centers, located in California, Toronto and Kansas
InfuSystem
INFUSION MADE EASY SM

Competitive Bidding Overview

Competitive Bidding Overview

- InfuSystem was not involved in Round 1 nor Round 2 of Competitive Bidding
- CMS announced a Recompete of Round 1 competitive bidding on April 17th
  - External infusion pumps/supplies added as a new product category
  - A supplier must bid on all items within the product category to have its RFP considered
  - Recompete covers 9 Metropolitan Statistical Areas (MSAs)

InfuSystem's Response to Competitive Bidding

- InfuSystem has engaged consultants and industry professionals to discuss directly with CMS, advise on positioning the Company for potential regulatory changes, and facilitate potential strategic partnership opportunities
- **InfuSystem was awarded contracts in all 9 MSAs with average cuts of ~21% for our category per CMS. 1 of 3 National Vendors to receive contracts in all 9 markets.**
- *"Competitive environment will vary in accordance with the level of cuts by CMS"*

CMS Competitive Bidding "Target" Timetable

Spring 2012	08/16/12	10/15/12	12/14/12	10/1/13	12/31/13	01/01/14
CMS began the pre-bidding supplier awareness program	CMS announced bidding schedule, start bidder education and begin a bidder registration period	Bid window opens	Bid window closes	CMS announces Round 1 Recompete bid results – INFU impact ***$250K annually***	Current Round 1 bid contracts expire	Implementation of Round 1 bid contracts and prices

CMS will institute some form of competitive bidding nationwide by January 2016.

InfuSystem®
INFUSION MADE EASY™